POWER OF ATTORNEY

Know all by these presents, that the undersigned

hereby constitutes and appoints each of Leonard Steinberg, Laurie
Butcher,
and Jenny Silva, signing singly, the undersigned's true and
lawful
attorney-in-fact to:
		(1) 	execute for and on behalf of the

undersigned, in the undersigned’s capacity as an officer and/or director of Alaska Communications Systems Group, Inc. (the "Company"),

Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities

Exchange Act of 1934 and the rules thereunder;
		(2) 	do and perform
any
and all acts for and on behalf of the undersigned which may be necessary or
desirable to complete and execute any such Form 3, 4, or 5,
complete and
execute any amendment or amendments thereto, and timely file such form with
the United States Securities and Exchange Commission and
any stock exchange
or similar authority; and
		(3) 	take any other
action of any type
whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.
The undersigned hereby
grants to each
such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.

This
Power of
Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the

Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF,
the
undersigned has caused this Power of Attorney to be executed as of this
28th day of February, 2006.

Signature /s/Elizabeth A.

Pierce
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